UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 240.14a-12

Stifel Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule, or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Online
Go to www.investorvote.com/SF
or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:59 p.m., Eastern Daylight Time, on June 4, 2019.

Important Notice Regarding the Availability of Proxy Materials for the

Stifel Financial Corp. Shareholder Meeting to be Held on June 5, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2018 annual report to shareholders are available at:

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.investorvote.com/SF.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 25, 2019 to facilitate timely delivery.

Stifel Financial Corp.’s Annual Meeting of Shareholders will be held on June 5, 2019 at One Financial Plaza, 2nd Floor, 501 North Broadway, St. Louis, Missouri 63102, at 9:30 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1.	Election of Directors:

01 - Kathleen Brown

02 - Michael W. Brown

03 - John P. Dubinsky

04 - Robert E. Grady

05 - Ronald J. Kruszewski

06 - Maura A. Markus

07 - James M. Oates

08 - David A. Peacock

09 - Thomas W. Weisel

10 - Michael J. Zimmerman

2.	To approve, on an advisory basis, the compensation of our named executive officers (say on pay).
3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019.
4.	To consider and act upon other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Stifel Financial Corp. 2019 Annual Meeting

Directions to the Stifel Financial Corp. 2019 annual meeting are available upon request by contacting the Corporate Secretary at (314) 342-2000 or by email at investorrelations@stifel.com

Here’s how to order a copy of the proxy materials and select delivery preference:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.investorvote.com/SF.
–	Phone – Call us free of charge at 1-866-641-4276.
–

Email – Send an email to investorvote@computershare.com with “Proxy Materials Stifel Financial Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 25, 2019.